IMAGIS TECHNOLOGIES INC.
              Suite 1300-1075 West Georgia Street
              Vancouver, British Columbia V6E 3C9
         Telephone: (604) 684-2449 Fax: (604) 684-4601

                      INFORMATION CIRCULAR
                       as at May 1, 2000
                    (unless otherwise noted)

This Information Circular is furnished in connection with the solicitation of proxies by the management of IMAGIS TECHNOLOGIES INC. (the Company") for use at the annual general meeting (the "Meeting") of its shareholders to be held on June 23, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. Pursuant to Section 111 of the Company Act (British Columbia), advance notice of the Meeting was published in The Vancouver Sun on April 28, 2000, and filed with the Canadian Venture Exchange Inc. and all provincial Securities Commissions in Canada. Currency figures are Canadian Dollars unless otherwise noted.

                   GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All costs of this solicitation will be borne by the Company.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy as proxyholders are directors or senior officers of the Company. A shareholder has the right to appoint a person, who need not be a shareholder, to attend and act for the shareholder and on the shareholder's behalf at the Meeting other than either of the persons designated in the accompanying form of proxy, and may do so either by inserting the name of that other person in the blank space provided in the accompanying form of proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of CIBC Mellon Trust Company by fax (604) 688-4301, by mail or by hand to Suite 1600, 1066 W. Hastings Street, Vancouver, British Columbia, V6E 3X1 not less than 48 hours (excluding Saturdays, Sundays, and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used.

A shareholder who has given a proxy may revoke it by an instrument in writing duly executed and delivered either to CIBC Mellon Trust Company or to the registered office of the Company at P.O. Box 11117, Royal Centre, Suite 1500 - 1055 West Georgia Street, Vancouver, British Columbia V6E 4N7, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or of any reconvening thereof, or in any other manner provided by law. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Registered and Unregistered Shareholders

Registered shareholders may vote the shares they hold in the Company either by attending the Meeting in person or, if they do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this Information Circular.

Unregistered shareholders, being persons whose holdings of shares of the Company are registered in the name of a stockbroker or financial intermediary, must follow special procedures if they wish to vote at the Meeting. To vote in person at the Meeting, an unregistered shareholder must insert his or her name in the space provided in the proxy for the appointment of a person, other than the persons named in the proxy, as proxyholder. In such case, the unregistered shareholder attends as a proxyholder for their own shareholdings and is subject to the same limitations as any other proxyholder in voting shares (see "Exercise of Discretion"). If the unregistered shareholder does not plan to attend the Meeting, the unregistered shareholder can vote by proxy, by following the instructions included on the proxy and provided to the unregistered shareholder by the relevant financial intermediary. In either case, the proxy must be delivered in the manner provided for in this Information Circular or as instructed by the shareholder's financial intermediary. An unregistered shareholder who

2

does not follow the instructions for delivery of the relevant form of proxy and who attends the Meeting will not be entitled to vote at the Meeting.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. A proxy in the accompanying form will confer discretionary authority on the nominees named therein with respect to

     (a) each matter or group of matters identified therein for which a choice is not specified, other than the election of directors and the appointment of an auditor,

     (b) any amendment to or variation of any matter identified therein, and

     (c) any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the proxy, the nominees named in the accompanying form will vote shares represented by the proxy for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each nominee intends to vote thereon in accordance with the nominee's best judgment.

Voting Shares and Principal Shareholders

Voting of Common Shares-General

Only shareholders of record at the close of business on May 17, 2000, who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their shares voted at the Meeting. As of May 1, 2000, the Company had outstanding 11,818,795 fully paid and non-assessable common shares without par value, each carrying the right to one vote.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Information Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If the common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker.
In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instruments of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. The purpose of the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is limited to instructing the registered shareholders (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC"). IICC typically mails a special proxy form to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to IICC. IICC then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common shares to be represented at

3

the Meeting. A Beneficial Shareholder receiving a proxy form from IICC cannot
use that proxy to vote shares directly at the Meeting   the proxy must be
returned to IICC well in advance of the Meeting in order to have the common shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the Instrument of Proxy provided to them and return the same to their broker (or broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Principal Holders of Common Shares

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, which have the right to vote in all circumstances, other than:

                                       Number of            Percentage of
Name                                  Shares Held           Issued Shares

Pacific Cascade Consultants Ltd.(1)     1,811,387                15.3%

(1) Pacific Cascade Consultants Ltd. is owned as to 50% by FWC Holdings Ltd., which is controlled by Frederick Clarke, and as to 50% by Andrew Amanovich.

                     ELECTION OF DIRECTORS

The size of the board of directors is currently determined at five. The board proposes that the number of directors be increased to seven. Shareholders will therefore be asked to approve an ordinary resolution that the number of directors elected be fixed at seven.

The term of office of each of the current directors will end at the conclusion of the Meeting. Each director elected will hold office until the conclusion of the next annual general meeting of the Company at which a director is elected, unless the director's office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act (British Columbia).



Name, Present Position
with Company and                                                                   Previously a      Shares
Municipality of Residence   Present Principal Occupation                           Director Since    Owned(2)


Iain Drummond(3)            President, Chief Executive Officer and director of the Feb. 12, 1999     7,500
President, Chief            Company; previously President of Imagis Cascade                          indirect
Executive Officer and       Technologies Inc.
Director
Vancouver, B.C., Canada

Sandra E. Buschau(3)        Public company administrator                           July 6, 1998      3,000 direct
Secretary and Director                                                                               150,000
Vancouver, B.C., Canada                                                                              escrow

Altaf Nazerali(3)(5)        Financier                                              July 6, 1998      250,000
Director                                                                                             escrow
North Vancouver, B.C.,                                                                               31,250
Canada                                                                                               indirect

Rory Godinho(3)(5)          Lawyer; principal, Godinho Sinclair                    July 6, 1998      122,500
Director                                                                                             direct
West Vancouver, B.C.,                                                                                100,000
Canada                                                                                               escrow

Frederick Clarke(5)         Founder and Chairman of The Clarke Group of companies, Feb.12, 1999      50,000
Director                    diversified forestry organization                                        direct
Abbotsford, B.C.                                                                                     905,693



4

Name, Present Position
with Company and                                                                   Previously a      Shares
Municipality of Residence   Present Principal Occupation(1)                        Director Since    Owned(2)

Canada

Oliver "Buck" Revell        Chairman of the Board of the Company; President, RevellJan. 31, 2000     Nil
Dallas, TX, U.S.A.          Group International

Robert Gordon               Senior Vice-President Oracle Corporation               Feb. 15, 2000     Nil
London, England



(1) Includes occupations for preceding five years unless the director was elected at the previous Annual General Meeting and was shown as a nominee for election as a director in the Information Circular for that meeting.

(2) The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly and indirectly, or over which control or direction is exercised by each proposed nominee as of April 30, 2000.

(3) Member of Executive Committee.

(4) Pacific Cascade Consultants Ltd. ("Pacific") owns 1,811,387 common shares in the capital of the Company. Pacific is owned as to 50% by FWC Holdings Ltd., which is controlled by Frederick Clarke, and 50% by Andrew Amanovich, the Company's Chief Technology Officer.

(5) Member of Audit Committee.

Pursuant to the provisions of the Company Act (British Columbia) the Company is required to have an Audit Committee whose members are indicated above.

REMUNERATION AND APPOINTMENT OF AUDITORS

The persons named in the enclosed proxy, unless directed by the shareholders completing the proxy to abstain from doing so, intend to vote for the appointment of KPMG LLP, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, as auditors for the Company to hold office until the next Annual General Meeting of the shareholders, at a remuneration to be fixed by the directors.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

During the Company's financial year ended December 31, 1999, the aggregate direct remuneration paid or payable to the Company's directors and senior officers by the Company and its subsidiaries, all of whose financial statements are consolidated with those of the Company, was $267,133. The direct remuneration paid or payable to Company's directors and senior officers by subsidiaries of the Company whose financial statements are not consolidated with those of the Company was nil.

No pension plans or retirement benefit plans have been instituted by the Company and none are proposed at this time.

During the financial year ended December 31, 1999, the Company paid office expenses of $144,320 for accounting, rent and administrative expenses charged by a company, certain directors of which are directors of the Company. Of this amount, $6,000 per month was for rent of office space.

Statement of Executive Compensation



                                   Annual Compensation           Long-Term Compensation
                                                                           Awards           Payouts

                                                                 Securities
                                                                  Granted      Restricted            All Other
Name and                                         Other Annual      Under       Shares or    LTIP(3)   Compen-
Principal Position  Fiscal     Salary     Bonus  Compensation     Options/     Restricted   Payouts    sation
of Named            Year         ($)       ($)        ($)         SARs(2)      Share Units    ($)        ($)
Executive Officer   Ending(1)                                    Granted #         ($)


Iain Drummond       1999       $125,000    Nil        Nil          Nil             Nil        Nil        Nil
President                      (5)

Altaf Nazerali(6)   1998          Nil      Nil        Nil          Nil             Nil        Nil        Nil
Former President


(1) The Company was incorporated on March 23, 1998 and accordingly, the Statement of Executive Compensation is restricted to the last two fiscal years.

(2) "SARS" or "stock appreciation right" means a right granted by the Company, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Company.

(3) "LTIP" or "long term incentive plan" means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.

(4) Mr. Drummond was issued a warrant to purchase 400,000 shares in the capital of the Company at an exercise price of $1.25 per share in consideration of renouncing his right to acquire up to 6% equity interest in Imagis Cascade Technologies Inc. At the date of grant, being February 25, 1999, the Company's shares were trading in the $1.10 range. The Drummond warrant was priced in line with the Company's proposed Exchange Offering Prospectus public offering and at a premium to the Company's trading price.

(5) The value of perquisites and other personal benefits received by the Named Executive Officer during the year was not greater than 10% of the total annual salary and bonus of such Named Executive Officer.

(6) Mr. Nazerali resigned as President on February 23, 1999.

The Company has no-long term incentive plans and in accordance with the instructions contained in Form 41 of the Rules to the Securities Act (British Columbia), the table respecting LTIP awards is not presented.

Option/SAR Grants During the Most Recently Completed Financial Year

No options were granted to the Named Executive Officers during the most recently completed financial year.

Aggregate Option/SAR Exercises During the Most
Recently Completed Financial Year and Financial Year Option/SAR Values

During the most recently completed financial year ended December 31, 1999, no stock options were exercised by the Named Executive Officers.



                                                               Unexercised
                                                             Options/SARS at    Value of Unexercised in the
                                                           Fiscal Year End (#)   Money Options/SARS at
Name of Executive   Securities Acquired   Aggregate Value      Exercisable/       Fiscal Year End ($)
Officer               on Exercise (#)       Realized ($)       Unexerciable    Exercisable/Unexercisable


Iain Drummond              Nil                  Nil        400,000 exercisable            Nil
Altaf Nazerali             Nil                  Nil         80,000 exercisable         26,400


Option/SAR Repricings

No stock options granted to the Named Executive Officers were repriced during the most recently completed financial year ended December 31, 1999.

6

Termination of Employment, Change in Responsibilities and Employment Contracts

There are no compensatory plans or arrangements with respect to the Named Executive Officers resulting from the resignation, retirement or any other termination of employment of the officer's employment or from a change of the Named Executive Officer's responsibilities following a change in control.

Compensation of Directors

There are no arrangements under which directors were compensated by the Issuer and its subsidiaries during the financial year ended December 31, 1999, for their services in their capacity as directors or consultants other than for the sum of $2,000 per month plus taxes payable to each of Ms. Sandra Buschau and Mr. Rory Godinho, for consulting services.

                ADDITIONAL COMPANY INFORMATION

Indebtedness of Directors, Executive Officers and Senior Officers

None of the directors, executive officers, or senior officers of the Company or any subsidiary thereof, or any associate or affiliate of any of them, is or has been indebted to the Company.

Directors' and Officers' Liability

Under an existing policy of insurance, the Company is entitled to be reimbursed for indemnity payments it is required or permitted to make to directors and officers. The directors and officers of the Company as individuals are insured for losses arising from claims against them for certain of their acts, errors or omissions. The policy provides a maximum coverage in any one policy year of US$5 million in annual claims (subject to a deductible of US $100,000 per securities and other conduct claim and US$50,000 for other claims) payable by the Company. The annual premium in the current fiscal year is US$44,900. The premiums for the policy are not allocated between directors and officers as separate groups.

Interest of Insiders in Material Transactions

To the knowledge of management of the Company, no insider or nominee for election as a director of the Company had any interest in any material transaction during the year ended December 31, 1999, or has any interest in any material transaction in the current year, except as set out herein and as follows:

(a) Pursuant to a private placement agreement dated January 26, 1999, Pacific Cascade Consultants Ltd., owed 50% by FWC Holdings Ltd. a company controlled by Mr. Frederick Clarke, subscribed for 267,857 shares of the Company at a price of $0.56 per share. The shares were issued on March 22, 1999.

(b) Pursuant to the Company's news release of February 1, 2000, the Company arranged a private placement of 875,000 units at a price of $0.80 per unit, of which the following directors and senior officers subscribed for units:

Name of Director/Senior Officer         Number of Units

Pacific Cascade Consultants Ltd. (1)        25,000
Rory S. Godinho                             45,000
Altaf Nazerali                              31,250
Total                                      101,250

(1) Owned 50% by FWC Holdings Ltd. a company controlled by Mr. Frederick Clarke and 50% by Andrew Amanovich, the Company's Chief Technology Officer.

Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder thereof to purchase an additional common share for a period of one year at a price of $0.80 per share. The units were issued on March 17, 2000.

(c)The following stock options are held by directors, director nominees and senior officers of the Company:

7

                   Number of      Exercise
Name of Optionee  Options Held     Price      Date of Grant       Expiry Date

Ross Wilmot         75,000         $0.30      July 7, 1998        July 7, 2003
Sandra Buschau      75,000         $0.30      July 7, 1998        July 7, 2003
Altaf Nazerali      80,000         $0.30      July 7, 1998        July 7, 2003
Andy Amanovich      75,000         $1.00      Feb. 25, 1999       Feb.25, 2004
Fred Clarke         50,000         $1.00      Feb. 25, 1999       Feb. 25, 2004
Rory Godinho (1)   100,000         $1.00      Feb. 25, 1999       Feb. 25, 2004
Oliver Revell       45,000         $1.00      Mar. 26, 1999       March 26,2004
Reid Morden         45,000         $1.00      Apr. 13, 1999       Apr. 13, 2004
Robert Gordon       60,000         $1.00      July 19, 1999       July 19, 2004
Sandra Buschau      15,000         $1.00      Jan 19, 2000        Jan 19, 2005
Ross Wilmot         15,000         $1.00      Jan 19, 2000        Jan 19, 2005
Oliver Revell       15,000         $1.00      Jan 19, 2000        Jan 19, 2005

                   Number of      Exercise
Name of Optionee  Options Held     Price      Date of Grant       Expiry Date
Andy Amanovich      15,000         $1.00      Jan. 19, 2000       Jan. 19, 2005
Altaf Nazerali      15,000         $1.00      Jan. 19, 2000       Jan.19, 2005
Total              680,000

(1) Options exercised subsequent to the December 31, 1999, year end.

Management Contracts

Pursuant to an agreement dated February 23, 1999, the Company retained Mr. Iain Drummond, the President, Chief Executive Officer and a director of the Company, to act as President and Chief Executive Officer of Imagis. He is paid a salary by Imagis of $125,000 per annum. In fiscal 2000 Mr. Drummond has a target bonus of 50% of his base salary for achieving annual sales targets.

On closing of the acquisition of Imagis Cascade Technologies Inc. by the Company, Mr. Drummond was elected a director of the Company and appointed as its President and Chief Executive Officer.

Management services for the Company are not, to any material degree, performed by persons other than the senior officers of the Company.

            PARTICULARS OF MATTERS TO BE ACTED UPON

Approval of 2000 Stock Option Plan

In order to provide incentive to directors, officers, employees, management, and others who provide services to the Company to act in the best interests of the Company, the Company adopted a stock option plan in 1999 (the "1999 Plan"). The 1999
Plan was approved by shareholders at the Company's annual general meeting held on June 16, 1999. Under the 1999 Plan, a total of 1,800,000 shares of the Company were reserved for share incentive options to be granted at the discretion of the Company's board of directors to eligible optionees (the "Optionees"). At the date of this Information Circular, a total of 1,285,000 options were granted under the 1999 Plan of which 995,000 options are outstanding as of the date hereof. Of the total number of options granted, 680,000 options were granted to Insiders. The are currently 515,000 options available for grant under the 1999 Plan.

Management seeks shareholder approval for the Company to adopt a new stock option plan (the "2000 Plan") in accordance with and subject to the rules and policies of the Canadian Venture Exchange Inc. (the "CDNX"). The 2000 Plan is being established to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby aid the Company in attracting, retaining and encouraging the continued involvement of such persons with the Company. It is proposed that under the 2000 Plan, which will be subject to both shareholder and regulatory approval, the total number of common shares allotted and reserved for future issuance will be equivalent to approximately 20% of the issued and outstanding share capital of the Company as of the Meeting date. Any options currently outstanding shall be included as part of and governed by the 2000 Plan.

8

The effect of adopting the 2000 Plan, will be to reset the number of options available for grant to be calculated on the basis of the difference between the existing options outstanding as of the date of the Meeting and the amount that is equivalent to 20% of the Company's issued and outstanding shares as of the date of the Meeting (the "Maximum Amount"), as opposed to the difference between the sum of all options previously granted and the Maximum Amount. Accordingly, in the event no further options are exercised before the Meeting and the Company's issued and outstanding shares remain the same, then provided the 2000 Plan is approved by shareholders and accepted for filing by CDNX, there will be approximately 1,368,000 options available for grant.

Regulatory Requirements

The Company's common shares trade on the CDNX, which requires that listed companies obtain the approval of their members for stock option plans, where it is a share compensation arrangement which, together with all of the Company's other previously established or proposed share compensation arrangements, could result, at any time, in:

(a) the number of shares reserved for issuance pursuant to stock options exceeding 10% of the Company's issued and outstanding share capital; or

(b) the issuance, within a one year period, of a number of shares exceeding 10% of the Company's issued and outstanding share capital.

Disinterested shareholder approval of stock options must be obtained where:

(a) a stock option plan, together with all of the Company's other previously established or proposed stock option grants could result at any time in:

   (i) the number of shares reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding issue;

  (ii) the issuance to Insiders, within a one year period of a number of shares exceeding 10% of the outstanding issue; or

 (iii) the issuance to any one Insider and such Insider's associates, within a one year period of a number of shares exceeding 5% of the outstanding issue (the ability to grant in excess of 5% per year to Insiders is restricted to Tier 1 issuers).

(b) the Company is decreasing the exercise price of stock options previously granted to Insiders.

If disinterested shareholder approval is required, the stock option agreement or plan must be approved by a majority of the votes cast by all members at the shareholders' meeting excluding votes attaching to shares owned by:

     (i) Insiders to whom options may be issued under the stock option plan;
         and

    (ii) associates of persons referred to in item (ii) above.

Non-voting and subordinate voting shares are to be given full voting rights in these circumstances.

The term "Insider" is defined in the Securities Act (British Columbia) and generally includes directors, senior officers, the five highest paid employees and holders of greater than 10% of the voting securities of the Company.

For the purpose of the 2000 Plan, the Company's issued and outstanding share capital is determined on the basis of the number of shares that are issued and outstanding immediately prior to the share issuance in question, excluding shares issued pursuant to share compensation arrangements over the preceding one year period.

The Company's Insiders will participate in the Company's 2000 Plan. While it is not expected that Insiders, as a group, will necessarily acquire the majority of shares allocated under the 2000 Plan, it is possible that this could happen.

9

The number of shares that will be reserved for issuance under the new 2000 Plan may exceed 10% of the Company's issued and outstanding share capital. Accordingly, management will ask disinterested shareholders to approve the new 2000 Plan (see "Disinterested Shareholder Approval" below).

Terms of 2000 Plan

A full copy of the 2000 Plan will be available at the special general meeting for review by members. Also, members may obtain copies of the 2000 Plan from the Company prior to the meeting on request. The following is a summary of the 2000 Plan:

The 2000 Plan will terminate when all of the options have been granted or when the 2000 Plan is otherwise terminated by the Company. Any options outstanding when the 2000 Plan is terminated will remain in effect until they are exercised or they expire.

The 2000 Plan provides that stock options can be issued to directors, senior officers, employees, full-time dependent contractors, part-time dependent contractors and consultants of the Company or any of its affiliates or subsidiaries or to employees of companies providing management or administrative services to the Company.

The 2000 Plan provides that it is solely within the discretion of the Board to determine who should receive options and in what amounts.

Options granted under the 2000 Plan will be for a term not to exceed 5 years from the date of their grant unless the Company is categorized as a Tier 1 issuer, in which case the maximum term will be not more than 10 years from the date of grant. The options will be non-assignable except that they will be exercisable by the personal representative of the option holder in the event of the option holder's death.

All stock options and any shares issued on the exercise of stock options will be legended with a four month hold period from the date the stock options are granted.

As the number of options granted by the Company will likely exceed 10% of the Company's issued and outstanding shares, options granted under the terms of the 2000 Plan will be exercisable at a price which is not less than the Discounted Market Price (which is the market price less a discount of 25% for a closing price of $0.51 to $2.00 and a discount of 15% for a closing price above $2.00, subject to a minimum of $0.10 and to certain exemptions described in the CDNX policy manual). Options granted to a person who is engaged in investor relations activities will expire within a maximum of 30 days after the optionee ceases to be employed and options granted to all other persons will expire within a maximum of 90 days from the date the optionee ceases to hold their position or office.

For as long as the Company is categorized as a Tier 2 issuer, stock options granted under the 2000 Plan will be subject to vesting provisions over a period of not less than 18 months, although the Company generally institutes a 3 year vesting provision.

All of the other provisions described in this Information Circular regarding the CDNX's policy in respect of stock options are incorporated in the 2000 Plan.

The Company will not issue shares pursuant to options granted under the 2000 Plan until the shares have been fully paid for.

The Company will not provide financial assistance to option holders to assist them in exercising their options.

Disinterested Shareholder Approval

To meet all of the requirements of the CDNX (see "Regulatory Requirements" above), the Company must obtain the approval of its disinterested shareholders by putting the proposal to establish the 2000 Plan to the members for a vote.

For the purposes of the vote, all of the Company's directors and its officers shall be considered Insiders, such that they and their associates may not vote on the matter.

Recommendation

10

The Company is of the view that the 2000 Plan provides the Company with the flexibility necessary to attract and maintain the services of senior executives and other employees in competition with other businesses in the industry. Directors shall also have the authority to amend the 2000 Plan to reduce, but not increase, the benefits to its participants if in their discretion it is necessary or advisable in order to obtain any necessary regulatory approvals. If shareholders do not approve the 2000 Plan, the Company will continue to grant options under the 1999 Plan.

                         OTHER MATTERS

Management is not aware of any other matters that it anticipates will come before the Meeting as of the date of mailing of this Information Circular.

                                     ON BEHALF OF THE BOARD OF DIRECTORS



                                     /s/  Sandra Buschau
                                     -----------------------------------
                                     Sandra Buschau, Corporate Secretary

                             Proxy

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
IMAGIS TECHNOLOGIES INC. TO BE HELD AT SUITE 1300,
1075 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA
ON FRIDAY, JUNE 23, 2000, AT 2:00 P.M.

The undersigned Shareholder of the Company hereby appoints Iain Drummond, the President, Chief Executive Officer and a Director of the Company, or failing this person, Rory Godinho, a Director of the Company, or in the place of the foregoing, ____________________(please print the name), as proxyholder for and on behalf of the Shareholder with the power of substitution to attend, act and vote for and on behalf of the Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder was present at the said Meeting, or any adjournment thereof.

The Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Shareholder as specified herein.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

                                                        For     Against

1. To increase to and fix the number of
   directors at seven

2. To pass an ordinary resolution of disinterested shareholders to approve the Company's new stock option plan (the 2000 Plan)

                                                        For    Withhold

3. To appoint and remunerate KPMG LLP, Chartered
   Accountants

4. To elect as Director   Iain Drummond

5. To elect as Director   Sandra E. Buschau

6. To elect as Director   Altaf Nazerali

7. To elect as Director   Rory Godinho

8. To elect as Director   Frederick Clarke

9. To elect as Director   Oliver "Buck" Revell

10. To elect as Director  Robert Gordon

The undersigned Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:


-----------------------------------------

Please Print Name:


-----------------------------------------

Date:


-----------------------------------------

THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") may not be valid unless it is signed by the Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by the Shareholder for the proxyholder to date this proxy on the date on which it is received by CIBC Mellon Trust Company.

4. A Shareholder who wishes to attend the Meeting and vote on the resolutions in person may do so as follows:

(a) If the Shareholder is registered as such on the books of the Company, simply register the Shareholder's attendance with the scrutineers at the Meeting.

(b) If the securities of a Shareholder are held by a financial institution,
(i) cross off the management appointees' names and insert the Shareholder's name in the blank space provided; (ii) indicate a voting choice for each resolution or, alternatively, leave the choices blank if you wish not to vote until the Meeting; and (iii) sign, date and return the Instrument of Proxy to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the Shareholder's vote will be counted at that time.

5. A Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do either of the following:

(a) To appoint one of the management appointees named on the Instrument of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Instrument of Proxy. Where no choice is specified by a Shareholder with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxyholder will vote the securities as if the Shareholder had specified an affirmative vote.

(b) To appoint another person, who need not be a Shareholder of the Company, to vote according to the Shareholder's instructions, cross off the management appointees' names and insert the Shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy. Where no choice is specified by the Shareholder with respect to a resolution set out on the Instrument of Proxy, this Instrument of Proxy confers discretionary authority upon the Shareholder's appointed proxyholder.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Shareholder on any poll of a resolution that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered Shareholder has returned the Instrument of Proxy, the Shareholder may still attend the Meeting and may vote in person should the Shareholder later decide to do so. However, to do so, the Shareholder must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing.

To be represented at the Meeting, this Instrument of Proxy must be RECEIVED at the office of CIBC MELLON TRUST COMPANY by mail or by fax no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of CIBC Mellon Trust Company is P.O. Box 1900, Vancouver, British Columbia, V6C 3K9 and its fax number is (604) 688-4301.

                    IMAGIS TECHNOLOGIES INC.
        NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual General Meeting of the shareholders of Imagis Technologies Inc. (the "Company") will be held at Suite 1300, 1075 West Georgia Street, Vancouver, British Columbia, on Friday, June 23, 2000, at 2:00 p.m., for the following purposes:

1. To receive and consider the Report of the Directors.

2. To receive and consider the audited financial statements of the Company for the year ended December 31, 1999, together with the auditors' report thereon.

3. To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.

4. To fix the number of directors for the ensuing year at seven.

5. To elect directors for the ensuing year.

6. To consider and, if deemed advisable, pass an ordinary resolution of disinterested shareholders to approve the Company's 2000 stock option plan (the "2000 Plan"), subject to regulatory approval, and as more particularly described in the accompanying Information Circular.

7. To transact such other business as may properly come before the meeting.

Shareholders unable to attend the Annual General Meeting in person are requested to read the enclosed Information Circular and Proxy, and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof with the Company's transfer agent, CIBC Mellon Trust Company, Suite
1600   1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, at
least 48 hours (excluding Saturdays, Sundays, and holidays) before the time of the meeting or adjournment thereof. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

DATED at Vancouver, British Columbia, this 1st day of May, 2000.

                              ON BEHALF OF THE BOARD OF DIRECTORS


                              /s/ Sandra Buschau
                              -----------------------------------
                              Sandra Buschau, Corporate Secretary

             SUPPLEMENTAL MAILING LIST RETURN CARD

                      (National Policy 41)

NOTICE TO SHAREHOLDERS OF IMAGIS TECHNOLOGIES INC.

On October 28, 1987, the Canadian Securities Administrators gave approval to
National Policy Statement No. 41   Shareholder Communication (the "Policy"),
which essentially established a framework for communication between issuers and their registered and non-registered shareholders.

Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies sent 1st, 2nd, and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

-----------------------------------------------------------------------------

To:  IMAGIS TECHNOLOGIES INC. (the "Company")
     ------------------------

The undersigned certifies that he/she/it is the owner of securities (other than debt instruments) of the Company, and requests that he/she/it be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.

------------------------------------
Name (Please Print)


------------------------------------
Address


------------------------------------
City/Province (or State)/Postal Code


------------------------------------      -----------------------------------
Signature of shareholder, or if           Dated
shareholder is a Company, signature
of authorized signatory.

Please complete and return this document along with your Proxy in the attached envelope or as indicated below. As the supplemental list will be updated each year, a return card will be required from you annually in order for your name to remain on the list.

CIBC Mellon Trust Company
P.O. Box 1900
Vancouver, British Columbia, V6C 3K9
Tel:   (604) 688-4330
Fax:   (604) 688-4301